UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 27, 2013

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Gateway Drive, 4th Floor San Mateo, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

For purposes of providing additional financial information to our lenders under the Amended and Restated Credit Agreement dated as of March 2, 2012 (“Credit Agreement”) and holders of our senior subordinated notes under our Indenture dated as of March 10, 2006, we are providing unaudited results from our second quarter ended July 31, 2013 and pro-forma guidance for our fiscal year ending January 31, 2014. The fiscal year information represents our projected estimate of results for the fiscal year ending January 31, 2014, including pro forma results that give pro forma effect to the recent strategic initiatives and restructuring as if such events had occurred on the first day of such fiscal year.

$ in thousands	Fiscal quarter ended July 31, 2013	Fiscal year ending January 31, 2014
	(Actual, Unaudited)	(Pro forma, Projected, Unaudited) (1)
License	8,516	30,000
Maintenance	33,483	133,000
Professional services	4,564	18,000

Total revenue	46,563	181,000

Total cost of revenue	7,410	28,000

Gross profit	39,153	153,000

Total operating expenses	20,245	73,000

EBITA (2)	18,908	80,000
Depreciation	441	2,000
EBITDA (2)	19,349	82,000
GAAP Adjustments:
Depreciation	441	2,000
Amortization of intangibles	9,613	38,500
Restructuring, acquisition and other (3)	5,258	9,000
Stock based compensation	838	4,000

Total GAAP Adjustments:	16,150	53,500

Operating Income	3,199	28,500
Interest expense, net	(6,566)	(26,000)
Income (loss) before taxes	(3,367)	2,500
Income tax (benefit) expense	(3,419)	(2,000)
Net income (loss) (GAAP)	52	4,500
Capital Expenditures less purchased intangibles	196	2,000

(1)	Pro forma adjustments include adjustments to cost of revenue and operating expenses in order to give pro forma effect to the Company’s recent strategic initiatives and restructuring as if such events had occurred on the first day of the fiscal year ending January 31, 2014.
(2)	Earnings before interest, taxes and amortization, or EBITA, and earnings before interest, taxes, depreciation and amortization, or EBITDA, are non-GAAP financial measures used to determine our compliance with certain covenants contained in the Credit Agreement. EBITA and EBITDA have been adjusted to exclude certain defined unusual items and other adjustments permitted in calculating covenant compliance under the Credit Agreement. We believe that the presentation of EBITDA is appropriate to provide additional information to our lenders regarding our compliance with the financial covenants under the Credit Agreement.
(3)	Restructuring, acquisition, and other charges include charges related to restructuring plans; acquisitions-related costs; and other charges including sponsor and administration fees, costs related to issuance of debt, and severance, facility and other charges that are not part of restructuring and not part of ongoing operations.

EBITA and EBITDA do not represent net income (loss) or cash flow from operations as such terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund our cash needs. While EBITA and EBITDA and similar measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. EBITA and EBITDA do not reflect the impact of earnings or charges resulting from matters that we may consider not to be indicative of our ongoing operations. In particular, the definition of “Adjusted EBITDA” in the Credit Agreement allows us to add back certain defined non-cash, extraordinary, unusual or non-recurring charges that are deducted in calculating GAAP net income (loss), and we have incorporated the applicable adjustments to EBITA and EBITDA shown above. Adjusted EBITDA can be disproportionately affected by a particularly strong or weak quarter and may not be comparable to Adjusted EBITDA for any subsequent four-quarter period or any complete fiscal year.

The method used to produce non-GAAP results is not in accordance with GAAP and may differ from the methods used by other companies. Our non-GAAP results are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. You are encouraged to review the reconciliation of our non-GAAP financial measures to the comparable GAAP results above.

The foregoing information regarding Serena’s financial results for the fiscal quarter ended July 31, 2013 is unaudited and subject to adjustment. Accordingly, this information should be considered forward-looking statements based on management’s current expectations of Serena’s financial results for the fiscal quarter ended July 31, 2013. While Serena believes these expectations are reasonable, these forward-looking statements are inherently subject to risks and uncertainties, including, but not limited to, further review by Serena’s management and audit committee of its board of directors and the results of a review by Serena’s independent registered public accounting firm. During the course of the preparation of the financial statements and related notes to the financial statements, additional items that would require material adjustments to the financial information presented above may be identified.

The foregoing projected pro forma results for the fiscal year ended January 31, 2014 are subject to significant business, economic and competitive uncertainties and contingencies which are beyond our control, and upon assumptions with respect to business strategies and decisions which are subject to change. This information is unaudited and only an estimate of the pro forma results and actual pro forma results may vary from such estimates, which variations may be material. The projected pro forma results are not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor are they indicative of our future results. This information should be considered forward-looking statements based on management’s current expectations of our financial results for the fiscal year ended January 31, 2014. While we believe these expectations are reasonable, these forward-looking statements are inherently subject to risks and uncertainties, including, but not limited to, management’s ability to successfully execute our refocused strategy and restructuring plan, our ability to sell software licenses and maintenance agreements to our existing customer base and new customers, general economic conditions, our ability to manage expenses against internal budgets, the anticipated growth in the market for our release management solutions, and competition within our target markets. Additional information concerning these and additional risks factors is contained in the Risk Factors sections of our Form 10-K for the year ended January 31, 2013 and our Form 10-Q for the quarter ended April 30, 2013.

Given these risks and uncertainties, our actual results may differ materially from those suggested by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are made only as of the date hereof, and we do not undertake and specifically decline any obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or developments, changed circumstances or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward Malysz
Name:	Edward F. Malysz
Title:	Senior Vice President, General Counsel

Date: August 27, 2013